UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner,	Suite 500,	77063
Houston,	Texas
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Whitestone REIT (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 13, 2021. At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2021 (the “Proxy Statement’). Holders of 34,378,146 common shares of beneficial interest, par value $0.001 per share, of the Company were present in person (virtually) or represented by proxy at the Annual Meeting.

Proposal 1: Election of Trustees

Each of Nandita V. Berry, Jeffrey A. Jones, Jack L. Mahaffey and James C. Mastandrea was elected to serve on the Board of Trustees (the “Board”) until the 2022 annual meeting of shareholders and until his or her successor is duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nandita V. Berry	19,288,455	7,459,473	7,630,218
Jeffrey A. Jones	19,523,247	7,224,681	7,630,218
Jack L. Mahaffey*	11,984,209	14,763,719	7,630,218
James C. Mastandrea	19,541,714	7,206,214	7,630,218

* As noted above, Mr. Mahaffey received less than a majority of the votes cast in connection with his election to the Board. In accordance with the Company’s Corporate Governance Guidelines, Mr. Mahaffey tendered an offer to resign as trustee to the Nominating and Corporate Governance Committee of the Board on May 13, 2021. The Nominating and Corporate Governance Committee of the Board and the Board will take the offer to resign under advisement and will publicly disclose the decision regarding the tendered resignation and the reasons therefor in accordance with the Company’s Corporate Governance Guidelines.

Proposal 2: Advisory Vote on Executive Compensation

An advisory resolution to approve executive compensation, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,075,116	3,299,867	372,945	7,630,218

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved, based on the following votes:

Votes For	Votes Against	Abstentions
33,728,932	530,015	119,199

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	May 14, 2021	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer